SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2007
COLOR KINETICS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50798	04-3391805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Milk Street, Suite 1100, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip Code)
(617) 423-9999
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
On August 15, 2007, Color Kinetics Incorporated (the “Registrant”), which had previously announced its agreement to be acquired by Philips Holding USA Inc., for $34.00 per share in cash, issued a press release announcing that the 30-day waiting period for the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired on August 10, 2007. The Federal Cartel Office of the Federal Republic of Germany, acting pursuant to the German Act Against Restraints of Competition, has also cleared the transaction.
Item 9.01   Financial Statements and Exhibits
(c)	Exhibit
99.1	Press release dated August 15, 2007, announcing expiration of Hart-Scott-Rodino regulatory requirement, as well as clearance from the Federal Cartel Office of the Federal Republic of Germany for antitrust regulatory approval.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLOR KINETICS INCORPORATED
By:	/s/ David K. Johnson
David K. Johnson
Chief Financial Officer

Date: August 21, 2007